UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2012

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ		07677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 28, 2012 (the “Closing Date”), Par Pharmaceutical Companies, Inc., a Delaware corporation (the “Company”), completed its merger (the “Merger”) with Sky Growth Acquisition Corporation (“Merger Sub”), a Delaware corporation and indirect wholly-owned subsidiary of Sky Growth Holdings Corporation, a Delaware corporation (“Parent”), pursuant to the Agreement and Plan of Merger, dated July 14, 2012, by and among Parent, Merger Sub and the Company (the “Merger Agreement”). As a result of the Merger, the Company is now an indirect wholly-owned subsidiary of Parent. Parent is controlled by investment entities affiliated with TPG Capital, L.P. (“TPG”).

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, all the directors of the Company prior to the Merger, with the exception of Patrick G. LePore, who will remain on the Company’s board of directors, resigned from the Company’s board of directors effective as of the effective time of the Merger on the Closing Date. Paul V. Campanelli and Thomas J. Haughey were elected as directors of the Company, effective as of immediately following the effective time of the Merger on the Closing Date.

In connection with the Merger, Mr. LePore was appointed as executive chairman of the Company and Mr. Campanelli was appointed as chief executive officer of the Company, effective as of immediately following the effective time of the Merger on the Closing Date.  The officers of the Company remained otherwise unchanged.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, on the Closing Date, the certificate of incorporation and by-laws of the Company were amended and restated.

Copies of the amended and restated certificate of incorporation and amended and restated by-laws are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

A copy of the joint press release issued by the Company and TPG on the Closing Date announcing the consummation of the Merger is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The descriptions of the Merger and the transactions related to the Merger Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 16, 2012, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Certificate of Incorporation of Par Pharmaceutical Companies, Inc.

3.2	Amended and Restated By-laws of Par Pharmaceutical Companies, Inc.

99.1	Joint Press Release issued by the Company and TPG on the Closing Date announcing the consummation of the Merger.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR PHARMACEUTICAL COMPANIES, INC.

By:      /s/  Thomas J. Haughey

Name: Thomas J. Haughey

Title:   President

Date: October 2, 2012

EXHIBIT INDEX

Exhibit Number	Reference
3.1	Amended and Restated Certificate of Incorporation of Par Pharmaceutical Companies, Inc.

3.2	Amended and Restated By-laws of Par Pharmaceutical Companies, Inc.

99.1	Joint Press Release issued by the Company and TPG on the Closing Date announcing the consummation of the Merger.